SIAM CITY BANK PUBLIC COMPANY LIMITED

                                Letter of Consent
                                (Juristic Person)

                                                             Made at Head Office

                                                                  23 August 2000


We, King Power Duty Fee Co., Ltd., registered as a juristic person under Thai laws, with offices at 26th-27th Floor, Siam Tower, 989, Rama I Road, Pathum Wan
Sub-district,     Pathum    Wan    District,     Bangkok    Metropolis,     with
 .............................................  the Director  empowered to act on behalf of the juristic person, hereinafter called the "consent giver," whereby the consent giver has filed an application for loan to the bank and have made this Letter of Consent to Siam City Bank Public Company Limited, with offices at 1101, New Phetchaburi Road, Makkasan Sub-district, Ratchathewi District, Bangkok Metropolis, (hereinafter called the "bank"), as follows :

In analyzing information for consideration of granting the loan to the consent giver, the consent giver consents the bank to examine and use information on debt burden and/or the loans the consent giver has with the members, financial institutions and other juristic persons, in accordance with the definition stipulated in the Credit Information Business Act to be enacted in the future, including the credit information of the consent giver having been compiled at Central Information System Co., Ltd. or Thai Credit Information Co., Ltd. or any credit information company in accordance with the Credit Information Business Act to be enacted in the future, including the debt burden and/or credit facilities the consent giver has had in the past and/or at present and in the future, disregarding the fact that the consent giver has obtained approval from the bank or not.

Moreover, the consent giver consents Central Information System Co., Ltd. or Thai Credit Information Co., Ltd., or other juristic persons to be announced by Central Information System Co., Ltd. or Thai Credit Information Co., Ltd., to examine accuracy of the credit information of the consent giver related to credit information business and/or to facilitate in coordination for correcting credit information of the consent giver with the concerned financial institutions when the consent giver files an application, together with evidence, requesting for correction of credit information to the members, financial institutions or other juristic persons.

In giving the above consent, the consent giver agrees that it shall be deemed as having given consent to all members, financial institutions, other juristic persons, including Central Information System Co., Ltd. or Thai Credit Information Co., Ltd., or any credit information company in accordance with the Credit Information Business Act to be enacted in the future, to provide and make use of the credit information of the consent giver for the benefits of analysis of granting of credit facilities, including but not limited to loan, guarantee, aval, guarantee of promissory note, issuance of letter of credit or other businesses the financial institutions have received a license from the Bank of Thailand, whereby the consent giver agrees not to revoke the said consent under any circumstances, and the consent giver shall waive the right to claim or sue in civil case, except in case of an intentional misconduct or severe negligence of the members, financial institutions or other juristic persons including Central Information System Co., Ltd. or Thai Credit Information Co., Ltd., or any credit information company in accordance with the Credit Information Business Act to be enacted in the future concerned with providing or making us of the credit information of the consent giver according to the above consent.

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                          - signed -              - signed -       Consent Giver
(Seal of King Power Duty Fee Co., Ltd.) (King Power Duty Fee Co., Ltd.)


                                                  - signed -       Witness
                                            (Mr. Chanwut Amnuaisin)


                                                  - signed -       Witness
                                            (Mr. Sathian Sanelaksana)